UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2010

Wolverine World Wide, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive Rockford, Michigan	49351
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On April 22, 2010, the stockholders of Wolverine World Wide, Inc. (the “Company”) approved the Wolverine World Wide, Inc. Stock Incentive Plan of 2010 (the “Plan”). The Board of Directors of the Company had previously adopted and approved the Plan on February 11, 2010, subject to stockholder approval. The purpose of the Plan is to motivate non-employee directors, officers, employees and other service providers, in each case who are selected to be participants in the Plan, by heightening the desire of such persons to continue working toward and contributing to the success and progress of the Company. The Plan provides for grants of stock options, stock appreciation rights, restricted stock, restricted stock units and stock awards, any of which may be performance-based, and for incentive bonuses. As a result of stockholder approval of the Plan, no further awards will be made under the Company’s Amended and Restated Stock Incentive Plan of 2005, Amended and Restated Stock Incentive Plan of 2003 and Amended and Restated Stock Incentive Plan of 2001.
A summary of the material terms of the Plan is set forth on pages 50 to 55 of the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 12, 2010, and is incorporated herein by reference. That summary and the foregoing description of the Plan are qualified in their entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 22, 2010, the Company held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved three proposals. The proposals voted upon at the Annual Meeting and the final results of the stockholder vote on each proposal were as follows:
Proposal 1: Election of Directors — Terms Expiring in 2013
The stockholders elected four candidates nominated by the Board of Directors to serve as directors of the Company for three-year terms expiring at the annual meeting of stockholders to be held in 2013 or until their respective successors, if any, have been elected and are qualified. The following sets forth the results of the voting with respect to each candidate:

		Shares Voted
Name of Candidate	For	Authority Withheld	Broker Non-Votes
Jeffrey M. Boromisa	42,870,003	671,675	3,266,947
David T. Kollat	41,533,536	2,008,142	3,266,947
David P. Mehney	42,568,862	972,816	3,266,947
Timothy J. O’Donovan	42,512,662	1,029,016	3,266,947

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The stockholders ratified the Audit Committee’s appointment of Ernst & Young LLP as the independent auditor of the Company for the current fiscal year. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
45,991,907	784,454	32,264	0
Proposal 3: Approval of Stock Incentive Plan of 2010
As described above in Item 5.02(e) of this Current Report on Form 8-K, the stockholders approved the Wolverine World Wide, Inc. Stock Incentive Plan of 2010. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
32,616,920	10,853,075	71,683	3,266,947

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits:
10.1	Wolverine World Wide, Inc. Stock Incentive Plan of 2010. Previously filed as Exhibit 10.1 to the Company’s Form S-8 filed on March 4, 2010. Here incorporated by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2010	WOLVERINE WORLD WIDE, INC. (Registrant)
/s/ Kenneth A. Grady

Kenneth A. Grady General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Document

10.1	Wolverine World Wide, Inc. Stock Incentive Plan of 2010. Previously filed as Exhibit 10.1 to the Company’s Form S-8 filed on March 4, 2010. Here incorporated by reference.

5